Bank Owned Life Insurance and Annuities	12 Months Ended
Dec. 31, 2012
Bank Owned Life Insurance and Annuities [Abstract]
BANK OWNED LIFE INSURANCE AND ANNUITIES

8.  Bank Owned Life Insurance and Annuities

The Company holds bank-owned life insurance (BOLI), deferred annuities and payout annuities with a combined cash value of $14,402,000 and $14,069,000 at December 31, 2012 and 2011, respectively. As annuitants retire, the deferred annuities may be converted to payout annuities to create payment streams that match certain post-retirement liabilities. The cash surrender value on the BOLI and annuities increased by $333,000, $501,000 and $502,000 in 2012,  2011 and 2010, respectively, from earnings recorded as non-interest income and from premium payments, net of cash payments received. The contracts are owned by the Bank in various insurance companies. The crediting rate on the policies varies annually based on the insurance companies’ investment portfolio returns in their general fund and market conditions. Changes in cash value of BOLI and annuities in 2012 and 2011 are shown below (in thousands):

	Life Insurance	Deferred Annuities	Payout Annuities	Total
Balance as of December 31, 2010	$13,222	$300	$46	$13,568
Earnings	440	13	1	454
Premiums on existing policies	56	14	-	70
Annuity payments received	-	-	(23)	(23)
Balance as of December 31, 2011	13,718	327	24	14,069
Earnings	409	13	1	423
Premiums on existing policies	56	14	-	70
Annuity payments received	-	-	(13)	(13)
Net proceeds from life insurance claim	(147)	-	-	(147)
Balance as of December 31, 2012	$14,036	$354	$12	$14,402